UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2020
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

Alliance United Insurance Company ("Alliance"), a wholly-owned subsidiary of the registrant, Kemper Corporation ("Registrant"), entered into an Advances and Security Agreement ("Advances Agreement") and related documents with the Federal Home Loan Bank of San Francisco ("FHLB"). The Advances Agreement was executed by the FHLB on August 14, 2020 in connection with its approval of Alliance's FHLB membership application. The Advances Agreement, attached as Exhibit 10.1 to this report, provides the general terms and conditions for obtaining, maintaining and repaying loans and other extensions of credit under the agreement.

Under the Advances Agreement, Alliance may from time to time apply to obtain loans and other extensions of credit ("Advances") from the FHLB. The specific terms of such Advances, including the amount, rate of interest, repayment and prepayment terms, will be specified in a written or electronic confirmation. Advances require pledging and maintaining sufficient collateral, including an amount of Alliance’s capital stock investment in the FHLB, per the FHLB’s credit and collateral requirements. The amount of Advances that Alliance may obtain is limited to a specified percentage of Alliance’s net admitted assets.

The Advances Agreement also contains provisions generally included in agreements of its nature, including terms regarding the delivery, maintenance and release of collateral and related security interests, requirements as to any collateral, events of default, remedies available in the event of a default by Alliance and representations and warranties concerning Alliance and the collateral.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained above under “Item 1.01, Entry into a Material Definitive Agreement” is hereby incorporated by reference.
Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Advances and Security Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	August 19, 2020	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary & General Counsel